Accrued liabilities and other payables	12 Months Ended
Dec. 31, 2021
Accrued liabilities and other payables
Accrued liabilities and other payables

13.   Accrued liabilities and other payables

	As of
	December 31,
(in thousands of U.S. dollars)	2021	2020
Accrued operating and administrative expenses	$4,909	$3,042
Accrued interest	2,382	2,641
Current tax payable	1,315	469
Current portion of provision for tax uncertainty (note 6)	2,603	—
Refund liabilities (note 4)	3,976	891
Lease liability	63	39
Other accruals and payables	857	150
Total accrued liabilities and other payables	$16,105	$7,232

Refer to note 4 for additional information on the refund liability to charterers. Refer to note 6 for additional information on the provision for tax uncertainty. Refer to notes 2 and 10 for additional information on the lease liability.